                             Century Shares Trust

                              One Liberty Square
                         Boston, Massachusetts 02109
                         800-321-1928 / 617-482-3060

Organized in 1928, Century Shares Trust (the "Trust") operates as a diversified open-end management investment company. It is a no-load mutual fund, which means that its shares are offered by the Trust at net asset value without a sales charge.

The investment objective of the Trust is long-term growth of principal and income, obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks.

                                  PROSPECTUS
                                April 30, 1997

This Prospectus sets forth information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated April 30, 1997, has been filed by the Trust with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

                              TABLE OF CONTENTS
                                                                          Page
Highlights of the Trust ...............................................     2
Supplementary Information .............................................     4
Investment Objective and Policies .....................................     5
How to Invest; By Telephone; Through Brokers; By Wire .................     6
Shareholder Services ..................................................     7
Tax-Sheltered Retirement Plan .........................................     8
How to Withdraw Your Investment .......................................     8
Dividends, Capital Gain Distributions and Tax Status ..................     9
Management of the Trust ...............................................    10
Shares ................................................................    11
How Net Asset Value is Determined .....................................    12
Record of Investment Results ..........................................    12

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
      HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
         UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS OF THE TRUST

Century Shares Trust (the "Trust") is a "Massachusetts trust" organized in March, 1928, which operates as a no-load (no sales charge), diversified open-end management investment company. As of April 1, 1997 the Trust had approximately 11,540 individual and institutional shareholders.

INVESTMENT OBJECTIVE &           The investment objective of the Trust is
POLICIES:                        long-term growth of principal and income
                                 obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks. At the end of each of the last three years, the Trust's investments were held predominantly in shares of insurance companies.
                                 Thus, the Trust differs from most investment companies in its investment approach and concentration. Risk factors facing investors in the Trust include not only the uncertainties associated generally with investing in stocks,ut also factors arising out of concentration in the insurance and banking industries where performance will be affected by general industry and economic conditions as well as other risk factors particular to the insurance and banking industries.

MINIMUM INVESTMENT:              Initial Investment: $500; Subsequent
                                 Investments: $25.

OFFERING PRICE:                  Shares of the Trust may be purchased directly
                                 from the Trust at the net asset value without any sales charge.

HOW TO INVEST:                   Complete the Application provided with this
                                 Prospectus and send it along with your check as follows:

                                 By Regular Mail:    Century Shares Trust
                                                     P.O. Box 8329
                                                     Boston, MA 02266-8329

                                 By Courier or Hand: Boston Financial Data
                                                       Services
                                                     Attn: Century Shares Trust
                                                     2 Heritage Drive
                                                     North Quincy, MA 02171

                                 Feel free to call us toll-free at 800-321-1928 or 617-482-3060 if you have any questions.

WHO MANAGES THE TRUST?           Century Capital Management, Inc. provides
                                 investment advisory and management services to the Trust under an Investment Advisory and Management Services Agreement dated as of July
                                 1, 1994, approved by the Trust's Trustees and the holders of a majority of its outstanding shares. Prior to that date the Trust was internally managed under the direction of its Trustees.

HOW TO WITHDRAW YOUR             Shares may be redeemed at any time at net asset
INVESTMENT:                      value. The Trustees are authorized to reduce
                                 the redemption price by up to one percent, but have never done so. See Page 8.

WHAT HAS BEEN THE TRUST'S        During the 10-year period ended December 31,
RECORD?                          1996, the value of an investment in Century
                                 Shares Trust rose 251.9% for shareholders who accepted capital gain distributions and income dividends in additional shares. The table on Page 13 provides details for the period cited including annual fluctuations in value. During the one, five and ten-year periods ended on December 31, 1996, the average annual total return on an investment in the Trust was 17.16%, 14.01%, and 13.41%, respectively. See
                                 Page 13.

INDIVIDUAL RETIREMENT            Century Shares Trust offers investors an
ACCOUNTS:                        Individual Retirement Account (IRA) plan. If
                                 you would like to receive information on this plan, check the appropriate place in the Application, or call us.

EXPENSE TABLE: The following table sets forth certain costs and expenses associated with an investment in the Trust.

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
  (as a % of offering price)                                            None

Maximum Sales Load Imposed on Reinvested Dividends
  (as a % of offering price)                                            None

Deferred Sales Load (as a % of original purchase price
  or redemption proceeds, as applicable)                                None

Redemption Fees (as a % of amount redeemed, after waiver)               None*

Exchange Fee                                                            None

    * The Trustees are authorized to reduce the redemption price by up to one percent, but have never done so. If the Trustees chose to apply this redemption fee, prior notice would be given. See Page 8.

Annual Fund Operating Expenses
(as a % of average net assets)

Management Fees                                                         0.69%

12b-1 Fees                                                                 0%

Other Expenses                                                          0.18%

Total Fund Operating Expenses                                           0.87%

Example

                                                                                 1 year       3 years       5 years     10 years

You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period:                  $ 9           $28           $48         $107

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                          SUPPLEMENTARY INFORMATION
FINANCIAL HIGHLIGHTS

These financial highlights should be read in conjunction with the financial statements and notes thereto, and the report of Deloitte & Touche LLP, independent certified public accountants, included in the Statement of Additional Information.

                                                                   Year Ended December 31,
                          --------------------------------------------------------------------------------------------------------
                             1996       1995       1994       1993       1992       1991       1990      1989      1988      1987
Net Asset Value,
beginning of year ......    $28.07     $21.77     $24.04     $25.68     $21.03     $16.82     $19.42    $14.62    $14.76    $18.30
                             -----      -----      -----      -----      -----      -----      -----     -----     -----     -----
Income from Investment
Operations:

  Net investment income     $  .46     $  .41     $  .44     $  .43     $  .48     $  .44     $  .52    $  .49    $  .56    $  .50

  Net realized and
    unrealized gain
    (loss) on
    investments ........      4.34       7.22      (1.38)      (.52)      5.15       4.81      (2.03)     5.52      1.74     (1.93)
                             -----      -----      -----      -----      -----      -----      -----     -----     -----     -----
      Total income
        (loss) from
        investment
        operations .....    $ 4.80     $ 7.63     $ (.94)    $ (.09)    $ 5.63     $ 5.25     $(1.51)   $ 6.01    $ 2.30    $(1.43)
                             -----      -----      -----      -----      -----      -----      -----     -----     -----     -----
Less Distributions:

  From net investment
    income .............     $(.46)     $(.41)     $(.45)     $(.45)     $(.42)     $(.47)     $(.51)    $(.50)    $(.54)    $(.50)

  From net realized gain
    (loss) on investment
    transactions .......     (1.11)      (.92)      (.88)     (1.10)      (.56)      (.57)      (.58)     (.71)
                             -----      -----      -----      -----      -----      -----      -----     -----     -----     -----
      Total
        distributions ..    $(1.57)    $(1.33)    $(1.33)    $(1.55)     $(.98)    $(1.04)    $(1.09)   $(1.21)   $(2.44)   $(2.11)
                             -----      -----      -----      -----      -----      -----      -----     -----     -----     -----
Net Asset Value, end of
  year .................    $31.30     $28.07     $21.77     $24.04     $25.68     $21.03     $16.82    $19.42    $14.62    $14.76
                            ======     ======     ======     ======     ======     ======     ======    ======    ======    ======

Total Return ...........     17.2%      35.2%     (3.9)%     (0.4)%      27.0%      31.5%     (7.8)%     41.6%     15.7%    (8.0)%

Ratios/Supplemental
Data:

  Net assets, end of
    year (000 omitted) .  $270,781   $267,181   $205,904   $242,781   $260,265   $157,942   $130,098  $150,461  $110,426  $109,378

  Ratio of expenses to
    average net assets .     0.87%      0.94%      1.01%      0.82%      0.84%      0.95%      1.03%     0.94%     0.87%     0.81%

  Ratio of net
    investment income to
    average net assets .     1.58%      1.60%      1.93%      1.72%      1.84%      2.28%      2.82%     2.78%     3.45%     2.60%

Portfolio Turnover Rate         3%         5%         2%        19%         5%         0%         3%        3%        3%        2%

Average Commission Rate
  Paid .................    $.0400

TRUST PERFORMANCE
  The Trust may from time to time advertise its historical performance data. Such data is based on historical performance and should not be interpreted as a representation or guarantee of future performance.

  In advertising performance data, the Trust will provide average annual total return results for each of the one, five, and ten-year periods ending no later than the last calendar quarter. These results would represent percentage changes in the value of an investment in the Trust over the applicable period, assuming reinvestment of all income dividends and capital gain distributions and the redemption of all share holdings at the end of the period. Performance would be calculated on an average annual compounded basis, thereby giving effect to assumed reinvestment over the period.

  The Trust might also present total return data for periods of time on a historical aggregate, rather than average annual compounded basis. This data would also reflect the changes in share price and reinvestment of income dividends and capital gains distributions over the period covered, but data covering periods greater than one year would not be restated on an annual basis.

  A further discussion of Trust performance is included in the section entitled "Record of Investment Results" and in the Trust's Annual Report, which is provided to shareholders and available from the Trust upon request at no charge.

                      INVESTMENT OBJECTIVE AND POLICIES
  The investment objective of the Trust is long-term growth of principal and income obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers and other companies providing services to, or closely related to, insurance companies and banks. There can be no assurance that such objective will be realized.

  Century Shares Trust concentrates and invests only in:

    (1) shares of insurance companies, banks and trust companies;

    (2) shares of insurance brokers and other companies engaged in providing services to, or in a business closely related to, the insurance and banking industries;

    (3) shares of any subsidiary of a company described in (1) or (2) above;

    (4) shares of a company whose principal business is the ownership and management of a company described in (1) or (2) above; and

    (5) debt instruments of domestic governmental and non-governmental issuers of investment grade at the time of purchase.

  The Trust has no restriction on the relative amount of investments which may be made between the insurance or banking industries. At the end of each of the last three years, however, the Trust's total investments were held predominantly in shares of insurance companies (representing approximately 92% to 94% of such investments (not including cash equivalents) during that period).

  The Trust purchases securities primarily for investment, rather than with a view to trading profits, and accordingly expects to have a low rate of portfolio turnover which avoids the trading costs associated with a high portfolio turnover rate. For the last five years, the turnover rate has averaged approximately 7%.

  A portion of the Trust's assets is invested in shares of major companies in the insurance and banking industries in order to participate in their basic growth. At the same time, the Trust owns shares of many other insurance companies -- less well-known or appreciated in the general marketplace -- that it believes offer superior prospects, seeking with this portfolio mix to produce above-average results over the years. The Trust is also authorized to invest in insurance brokers and other service providers to the insurance and banking industries.

  As stated above, the Trust concentrates its investments in shares of insurance companies and banks, with a predominance in the insurance industry. In so doing, the Trust's investments will be affected by general market and economic conditions as well as other risk factors particular to the insurance and banking industries.

  The Trust may invest in all types of insurance companies, including property and casualty, life and health, multi-line and specialty insurers. The performance of insurance investments will be subject to risk from different factors. The earnings of insurance companies will be affected by interest rates, pricing, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability.

  The Trust may also invest in various types of bank and trust companies. In recent years, the Trust's relatively small position in banking institutions has been held in commercial banks, which accept deposits, make loans and conduct other banking activities. The investment performance of banks and trust companies is subject to many risk factors similar to those affecting insurance companies, including interest rate changes, marketing competition, economic conditions, and governmental regulation. The laws generally separating commercial and investment banking, as well as laws governing the capitalization and regulation of the industry, are currently being studied by governmental authorities. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode.

  The Trust may borrow money only temporarily and no such borrowing may be made which would cause the outstanding indebtedness of the Trust to exceed 10% of its gross assets (taken at market) or of its liquidating value, whichever is lower. Any such borrowings would be subject to the 300% asset coverage requirement of the Investment Company Act of 1940. If any such borrowing should be made, maintaining this coverage could entail the Trust's having to liquidate portfolio securities when it may be disadvantageous to do so.

                                HOW TO INVEST
  You may purchase shares of the Trust at the per share net asset value next determined (see "How Net Asset Value is Determined") after your purchase order is received by the Trust in good order. To establish your account with the Trust, simply send your check -- minimum $500 initial investment -- and the completed Application to:

        By Regular Mail
        Century Shares Trust
        P.O. Box 8329
        Boston, MA 02266-8329

        By Courier or Hand
        Boston Financial Data Services
        Attn: Century Shares Trust
        2 Heritage Drive
        North Quincy, MA 02171

  Shares of the Trust may be purchased at net asset value directly from the Trust without a sales charge, so 100% of your money goes to work for you.

  Investing By Telephone. If you are already a Trust shareholder, you may make additional investments by telephone in accordance with policies which the Trust has established. The purchase price will be the per share net asset value next determined following acceptance of the order. Payment for shares purchased by phone order must be received by the Trust within seven days following the Trust's acceptance of the order. If payment is not received within the time required, the order is subject to cancellation.

  At its discretion, the Trust may accept telephone orders from non-shareholders or from securities dealers. The Trust reserves the right to suspend or alter the practice of accepting telephone orders generally or in connection with a specific transaction or to require a deposit prior to acceptance of a phone order.

  Automatic Investing. If you wish, you may purchase additional shares of the Trust by having your bank account drafted periodically in accordance with your instructions. For more information and required documentation regarding this program, please contact the Trust.

  Transactions Through Brokers. If you wish, you may purchase or redeem shares of the Trust through a registered securities broker-dealer, who may charge you a fee for this service.

  Investing By Wire. If you wish to purchase shares of the Trust by wiring federal funds, you must notify us before the funds are wired. Call 617-482-3060 or 800-321-1928 so as to insure proper credit to your account.
Funds should be wired to:

    State Street Bank and Trust Company
    ABA# 011000028; DDA # 99046583
    Credit Century Shares Trust
    [insert Shareholder Name and Account Number]

A completed Application should be mailed to the Trust as well.

  Purchases of Trust shares by certain retirement plans for which Charles Schwab Trust Company acts as trustee may be made through a designated agent of the Trust at the per share net asset value next determined after receipt of the plan's order by such agent.

  The Trust may also from time to time issue its shares in exchange for the securities held in the portfolio of other investment companies, trusts or other securities owners. Such transactions would generally involve the issuance of Trust shares at net asset value, based upon the value of the securities acquired.

  If any order to purchase shares is cancelled due to nonpayment or the Trust's failure to receive good funds, you will be responsible for any loss incurred by the Trust due to the cancellation and, if you are an existing shareholder, the Trust shall have the authority to redeem shares in your account to reimburse the Trust for the loss incurred.

                             SHAREHOLDER SERVICES
  Upon making an initial investment (minimum amount $500), a shareholder will automatically have an account established on the books of the Trust. Once any account is opened, the minimum on subsequent investments, which may be made at any time, is $25. The shareholder will receive a confirmation from the Trust of the initial and each subsequent transaction in the account showing the current transaction and the current number of shares held. Shareholders should retain confirmations for their personal and tax records; requesting duplicate confirmations or historical transcript information may result in a fee charge.

  State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., acts as the Trust's transfer agent and dividend paying agent. Charles Schwab Trust Company may act as a transfer agent with respect to certain retirement plans for which it is trustee.

  All shares remain on deposit with the Trust and no certificates are issued unless specifically requested in writing. Certificates will be issued in full shares only; fractional shares will remain on deposit. Certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's account. Certificates should be sent to the Trust at the following addresses: (a) if by regular mail, to Century Shares Trust, P.O. Box 8329, Boston, MA, 02266-8329, (b) if by courier or hand delivery, to Boston Financial Data Services, Attn: Century Shares Trust, 2 Heritage Drive, North Quincy, MA, 02171. Shares held in an account may be redeemed as described under "How to Withdraw Your Investment."

  The advantages offered to a Trust shareholder are:

  1. You may make additional purchases in the manner described under "How to Invest." The minimum for subsequent investments is $25.

  2. You may select one of the following distribution options which best suits your needs:

     Share Option: Income dividends and capital gain distributions are reinvested in additional shares.

     Income Option: Income dividends are paid in cash and capital gain distributions are reinvested in additional shares.

     Cash Option: Income dividends and capital gain distributions are paid in cash.

  You should indicate your choice of option, as well as the registration details for your account, on the Application. If no option is specified on your Application, the Share Option will automatically be assigned. The option in effect may be changed by written instructions to the Trust. Income dividends and capital gain distributions reinvested in additional shares are paid at the net asset value determined at the close of business on the ex-date of the dividend or distribution.

  The costs of services rendered to investors under their accounts are paid for by the Trust. However, in order to cover administrative costs, investors requesting a historical transcript of their account may be charged a fee based upon the number of years researched. The right is reserved on 60 days' written notice to make charges to investors to cover other administrative costs of the accounts.

                        TAX-SHELTERED RETIREMENT PLAN
  In addition to regular accounts, the Trust offers a tax-sheltered Individual Retirement Account (IRA). Complete information on this plan is available upon request. The Trust may from time to time offer additional retirement plans; information on such plans would be provided upon request.

                       HOW TO WITHDRAW YOUR INVESTMENT
  A shareholder has the right to redeem shares by submitting a written request for redemption to the Trust at the following addresses: (a) if by regular mail, to Century Shares Trust, P.O. Box 8329, Boston, MA, 02266-8329, (b) if by courier or hand delivery, to Boston Financial Data Services, Attn: Century Shares Trust, 2 Heritage Drive, North Quincy, MA, 02171. Such written request must (i) indicate whether all or a stated portion of the shares held in the account are to be redeemed, (ii) provide the shareholder's account number, and
(iii) be signed by each record owner of the account exactly as the shares are registered (for example, a trustee must sign as such trustee). Except as indicated below, the signature of each record owner submitting any redemption request must be guaranteed by a commercial bank or trust company having a correspondent in New York City or Boston, or a member firm of the New York, Boston or Pacific Coast Stock Exchange or another "eligible guarantor institution" as defined and in accordance with Rule 17Ad-15 under the Securities Exchange Act of 1934. Notaries public are not acceptable signature guarantors. Signature guarantees are not required, however, if the total redemption amount is less than $10,000, as long as the redemption proceeds are sent to the shareholder's registered address and are made payable to the registered shareholder, and there has been no address change effected in the prior 60-day period. If certificates were issued for the shares to be redeemed, such certificates must also be submitted and must be duly endorsed (by each record owner) for transfer (or be accompanied by a duly endorsed stock power). In addition, in some cases a redemption request may require the furnishing of additional documents. A shareholder uncertain about redemption requirements should telephone the Trust for clarification prior to submitting the required written redemption request. At its sole discretion, and subject to receipt of appropriate information, the Trust may accept redemption orders by telephone from registered securities dealers, who may charge a fee for this service, or in the case of certain retirement plans, from a designated agent of the Trust. Shareholders interested in telephone orders through such registered securities dealers should contact the Trust (telephone numbers are listed on the front page) to obtain current information regarding available arrangements, including names of dealers. Such dealer or agent orders would be received until the daily time of computation of the Trust's net asset value, and would receive such value per share as a redemption price. If such dealer orders could not be completed by telephone (for example, during periods of unusual market or economic developments), written instructions should be sent to the Trust.

  Redemption will be made at the net asset value next computed after the Trust receives a properly submitted redemption request with all supporting documentation. A completed, signed Application must have been received by the Trust before a redemption request will be accepted. The Trustees are authorized to reduce the redemption price by an amount up to one percent, but have never done so. If the Trustees elected to reduce the redemption price by up to one percent, prior notice would be given, and they might implement policies and procedures which could, for example, apply the reduction selectively on the basis of length of time of share ownership or size of the shareholder account or redemption amount.

  Payment for shares redeemed will be made not later than seven days from the date the request for redemption is received in complete and proper form. Payment will be made by the mailing of a check drawn on the Boston bank account of the Trust. The Trust, in the exercise of its sole discretion, reserves the right to make payment by an alternative method.

  The Trust is permitted to deliver assets in kind (in whole or in part) in lieu of cash for large redemptions pursuant to Rule 18f-1 under the Investment Company Act of 1940. The Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the liquidating value of the Trust, during any 90-day period for any one shareholder, but may make redemptions in kind above that limitation. Shareholders receiving redemptions in kind may incur brokerage costs in converting securities received into cash.

  The right to suspend redemptions -- and the deferment of payment -- is permitted:

  -- when the New York Stock Exchange is closed (other than weekend or holiday closings) or trading on the New York Stock Exchange is restricted

  -- during any emergency which makes it impractical for the Trust to dispose of its securities or value its assets

  -- during any period permitted by order of the Securities and Exchange
     Commission for the protection of investors.

  If the shares sought to be redeemed have recently been purchased, the proceeds of redemption will not be sent until checks (including certified or cashier's checks) received for the shares purchased have cleared, which period normally will not exceed 15 days.

  At the time of redemption the value of shares may be more or less than the shareholder's cost depending upon the market value of the portfolio securities.

  Because small account balances result in relatively higher administration costs, the Trust reserves the right to redeem shares in any account the value of which falls below $500 following any redemption by the shareholder. The Trust will provide at least 30 days prior written notice to shareholders before the Trust takes such action to allow them to increase their account balance above the minimum level. Any such redemption would result in a taxable capital gain (or loss) to the affected shareholder.

                    DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS
                                AND TAX STATUS
  The Trustees are required to distribute as dividends to shareholders during each fiscal year or within a reasonable time thereafter any net investment income for the year adjusted for amounts included as accrued dividends in the price of shares issued and repurchased. Such dividends are currently being paid semi-annually in the latter part of June and December. Net investment income will be distributed in full regardless of capital gains or losses.

  It is also the Trust's policy to distribute substantially all net long-term capital gains, if any. Both income dividends and capital gain distributions are payable in shares of the Trust at net asset value, or at the election of each shareholder, in cash. Approximately 69% of the net asset value of the shares of the Trust as of December 31, 1996, represented unrealized appreciation. Net long-term gains on sales of securities when realized and distributed are taxable as long-term capital gains to the shareholder irrespective of the period the shareholder may have held the shares of the Trust. If the net asset value of the shares is reduced below a shareholder's cost by distribution of gains realized on the sale of securities, such distribution will be a return on investment though taxable as stated above. For 1996 the Trust qualified as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to do so in the current year.

  To avoid imposition of an excise tax under the Code, the Trust must declare as dividends substantially all of its net investment income and net long-term capital gains with respect to the year in which they are realized. The annual net long-term capital gain distribution and the second semi-annual income dividend generally will be declared in December of each year and either distributed in that year or, if the Trust so elects, distributed during the following January as permitted by the Code, in which event a shareholder will be deemed for federal income tax purposes to have received the payment in the year of the December declaration. Advice as to the amount and tax status of each year's dividends and distributions will be mailed to shareholders annually. Dividends and distributions are taxable to shareholders, other than shareholders not subject to tax on their income, regardless of whether they are received in cash or reinvested in additional shares of the Trust. Any dividend or distribution paid will have the effect of reducing the net asset value per share by the amount of the dividend or distribution. Furthermore, if such dividend or distribution is paid shortly after a purchase of shares by an investor, it is subject to income taxes although in effect it is a return of capital.

  The Trust is required under federal tax law to backup withhold 31% of reportable payments (including income dividends, capital gain distributions and redemptions) from accounts which have not complied with applicable IRS regulations. Furthermore, the Trust may refuse to sell shares to any investor who does not furnish a taxpayer identification number ("TIN"), certified under penalties of perjury (on the accompanying Application or otherwise properly) either before or at the time of purchase. Until the Trust receives an investor's correct, certified TIN, the Trust at any time may redeem shares sold to that investor.

                           MANAGEMENT OF THE TRUST

WILLIAM O. BAILEY, Trustee
  Terra Nova (Bermuda) Holdings Ltd., Chairman, President and Chief Executive
    Officer (Insurance Holding Company)
  Address: 7 Victoria Street, Hamilton, Bermuda

JOHN E. BEARD, Trustee
  Ropes & Gray, Partner (Attorneys)
  Address: One International Place, Boston

WILLIAM W. DYER, JR., Trustee*
  Century Capital Management, Inc., Vice President and Director (Investment
    Adviser) (1992)
  PFG, Inc., Director (Insurance Holding Company) (1994)
  Sen-Tech International Holdings, Inc., Director (Insurance Company) (1993)

ALLAN W. FULKERSON, Chairman of the Trustees*
  Century Capital Management, Inc., President and Director (Investment
    Adviser) (1992)
  Lumber Mutual Insurance Co., Director and Chairman of the Executive
    Committee
  Massachusetts Fiduciary Advisors, Inc., President and Director (Investment
    Adviser)
  Mutual Risk Management Ltd., Director (Insurance Services)

ERNEST E. MONRAD, Trustee
  Northeast Investors Trust, Chairman of the Trustees
  Address: 50 Congress Street, Boston

RICHARD F. COOK, JR., Secretary
  Century Capital Management, Inc., Vice President, Treasurer, Clerk and
    Director (Investment Adviser) (1992)
  Massachusetts Fiduciary Advisors, Inc., Senior Vice President, Treasurer and
    Clerk (Investment Adviser)

  Trustees who are interested persons of the Trust, as defined in the Investment Company Act of 1940, are designated by an asterisk (*). Addresses for all Trustees and Officers are One Liberty Square, Boston, MA, unless otherwise indicated. All positions shown are of more than five years duration unless otherwise indicated.

  Effective July 1, 1994, the Trust entered into an Investment Advisory and Management Services Agreement with Century Capital Management, Inc. (the "Adviser"). Prior to that date, the Trust was internally managed under the direction of its Trustees. The Trust's activities, including its agreement with the Adviser, are supervised by the Trustees. Messrs. Fulkerson and Dyer, who each are both Trustees of the Trust and officers of the Adviser, make the day-to-day decisions concerning management by the Adviser of the Trust's portfolio of investments. Mr. Fulkerson, Chairman of the Trust and President of the Adviser, joined the Trust in 1966 after ten years experience with two investment firms. He became a Trustee in 1969 and Chairman and Managing Trustee in 1976. Following 20 years service with a member firm of the New York Stock Exchange, Mr. Dyer, a Trustee of the Trust and Vice President of the Adviser, was elected Secretary of the Trust in 1976 and became a Trustee in 1977. The Trustees hold formal quarterly meetings at which time a full report of actions taken since the most recent meeting, including a report by the Adviser, is presented to the Trustees. Between regularly scheduled quarterly meetings, the Trustees regularly confer by telephone and in informal meetings. Mr. Cook acts as chief administrative officer of the Trust and the Adviser.
The Trustees elect their successors.

  The Adviser is located at One Liberty Square, Boston, Massachusetts, 02109. The Adviser is solely owned by its officers, with Messrs. Fulkerson and Dyer owning all of its voting stock. The Adviser, organized in April, 1992, is the investment adviser to three limited partnerships with net asset values at March 31, 1997, of approximately $117 million. The Trust is the Adviser's first and only investment company client.

  The Adviser acts as investment adviser to the Trust, with discretionary authority to invest its assets. The Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the operation of the Trust, including provision of office space, equipment and facilities, supervisory relations with external service providers (such as the Trust's custodian, transfer agent, accountants and attorneys), preparing shareholder communications and conducting shareholder relations, maintaining the Trust's existence and records, and maintaining the Trust's registration and qualification for sale of its shares. The Adviser may be reimbursed by the Trust for the employment cost of Adviser personnel providing shareholder servicing, transfer agent and accounting services for the benefit of the Trust and its shareholders.

  The Trust pays the Adviser a fee, monthly in arrears, equal to one-twelfth (1/12th) of the sum of seven-tenths of one percent (0.70%) of the first $250 million, and six-tenths of one percent (0.60%) of amounts exceeding $250 million, of the net asset value of the Trust at the end of such month. For the year ended December 31, 1996, the Trust paid the Adviser a total fee of $1,756,532.

  The Trust pays certain of its own expenses. Expenses of the Trust for compensation, office rental and other office expenses, and investment advisory, statistical and research services are subject to an annual overall limitation contained in the Declaration of Trust of 1 1/2% of average quarterly net assets up to $30,000,000, and 1% over that amount.

                                    SHARES
  The ownership of the Trust is represented by shares of $1.00 par value. The number of shares is not limited. Each share has the same rights as every other share.

  Shareholders have no voting rights in the selection of Trustees or any successor Trustees or other matters relating to the management of the Trust (except that a Trustee may be removed from office as provided in the Investment Company Act) except that the Declaration of Trust may be amended or terminated only with the written consent of the holders of a majority of the outstanding shares. Shares have no preemptive rights and are fully paid and non-assessable.

  The Trust's agreement with the Adviser continues indefinitely, so long as its continuance is approved at least annually by vote of the Trustees (including a majority of Trustees who are not interested persons of the Trust or the Adviser) or by vote of a majority of outstanding voting securities of the Trust.

  The Trust may create and issue additional series of shares, subject to the Investment Company Act of 1940 and the rules promulgated thereunder, when, as and if the Trustees may determine, without further action by the shareholders. The Declaration of Trust gives the Trustees authority to fix and determine the relative rights and preferences as between different series as to dividends and other distributions and on liquidation or termination of the Trust, and also to determine provisions concerning investment, reinvestment, sinking or purchase funds, conversion rights, the manner of determining Trustee remuneration with respect to such series, and conditions under which the several series shall have separate voting rights or no voting rights. The consideration received from the sale of shares of any series and all assets in which such consideration is invested or reinvested and all income and proceeds thereof will irrevocably belong to that series for all purposes, and they will be charged with the liabilities of the Trust in respect of that series, with assets and liabilities not readily identifiable as those of a particular series being allocated by the Trustees as they deem fair and equitable.

                      HOW NET ASSET VALUE IS DETERMINED
  The net asset value is computed by the Trust's Custodian, State Street Bank and Trust Company, as of the close of trading on the New York Stock Exchange each day that the Exchange is open for trading and on each other day in which there is a sufficient degree of trading in the Trust's portfolio securities that current net asset value might be materially affected. Such computations appraise investments of the Trust at market values (closing prices on the principal exchange for securities listed on national exchanges and bid prices for unlisted securities), adding cash and receivables and any other assets, and deducting liabilities. The net worth so computed divided by the number of shares outstanding is the net asset value per share. Any investment for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

  The net asset value of the Trust is based in part on quoted bid prices for unlisted securities owned. Purchases of investments are usually made at prices above bid prices. To the extent that investments purchased at a premium over bid prices are thereupon valued at bid prices, dilution results. It is impossible to determine the extent of any such dilution; in the opinion of the Trustees it is unimportant.

                         RECORD OF INVESTMENT RESULTS

PORTFOLIO HOLDINGS GROWTH

  The Trust's goal is to own carefully selected companies capable of above-average growth in earnings and dividends. The Trust's experience is that such above-average growth in earnings and dividends should translate into above-average investment results over a long-term time frame. The following table shows that in successive ten-year periods over the past years, the median growth rate in earnings and dividends of companies selected as holdings for the Trust's portfolio surpassed the earnings and dividend growth rates of the Standard & Poor's 500 Stock Index, a widely-followed stock market index.

                             Relative Progress of
                        Century Shares Trust Holdings

                   Annual Earnings Growth    Annual Dividend Growth
                  ------------------------  ------------------------
                    Trust's     S&P 500       Trust's     S&P 500
10-Year            Portfolio     Stock       Portfolio     Stock
Periods             Holdings     Index        Holdings     Index
-------            ---------    -------      ---------    -------
1976-86              11.7%        3.9%         15.0%        7.4%
1977-87              10.7         4.9          13.0         6.6
1978-88               9.1         6.8          12.0         6.7
1979-89               7.7         4.4          11.0         6.9
1980-90              11.2         3.9          10.6         7.2
1981-91              10.1         0.6          11.3         6.3
1982-92              11.0         4.1          10.9         6.1
1983-93               9.6         4.5          10.0         5.9
1984-94              12.1         6.0           9.9         5.8
1985-95              11.6         9.6          10.0         5.7
1986-96              10.4        10.3           9.3         6.1

Note: These figures represent operations of the Trust's median portfolio holdings and not the performance of a shareholder's investment in the Trust, where fees and expenses will affect results. For that performance record, see "The Trust's Record With All Distributions Reinvested" and "Calculation of Average Annual Total Return," below. The indicated growth rate for the Trust's portfolio holdings in each period is the median ten-year compound growth rate of those companies in the portfolio at the end of each ten-year period for which ten-year records of earnings and dividends were available. The Trust did not own shares in every one of these companies for the entire period, and it is anticipated that changes in holdings also will be made in the years ahead. The Trust cannot guarantee future growth in the earnings and dividends of the companies selected for its portfolio since earnings and dividends will vary and may, at times, run counter to the cost of living.

THE TRUST'S RECORD WITH ALL
DISTRIBUTIONS REINVESTED

  Many professional investors look at total return to measure investment performance. For a mutual fund like the Trust, this means examining results with all distributions reinvested in additional shares. Because of this and the fact that as of April 1, 1997, approximately 9,800 of the Trust's shareholders reinvested all distributions, the following table summarizes results on this basis for the ten-year period ended December 31, 1996.

  The first column shows how much the number of shares owned would have grown during the period as a result of the accumulating effect of reinvestment. The next three columns show the components of total cumulative value. The total cumulative value of reinvested capital gain distributions and income dividends grew to exceed the value of the original share, as a result of the compounding effect of reinvestment plus share value appreciation over time. The final two columns show the total cumulative value at the end of each year and annual percentage changes in value.

                   Cumulative                         Value of                                                   Annual
     Year            Number         Value of         Reinvested         Value of           Total               Percentage
     Ended          of Shares       Original        Capital Gain       Reinvested        Value of               Increase
     12/31            Owned           Share        Distributions        Dividends       Investment             (Decrease)

     1986             1.000          $18.30              -                  -             $18.30                   -
     1987             1.140           14.76             1.63               0.44            16.83                 -8.0%
     1988             1.332           14.62             3.86               0.99            19.47                 15.7
     1989             1.420           19.42             6.12               2.04            27.58                 41.6
     1990             1.511           16.82             6.15               2.44            25.42                 -7.8
     1991             1.590           21.03             8.58               3.82            33.43                 31.5
     1992             1.653           25.68            11.38               5.38            42.45                 27.0
     1993             1.759           24.04            12.51               5.75            42.30                 -0.4
     1994             1.867           12.77            12.91               5.97            40.65                 -3.9
     1995             1.958           28.07            18.38               8.51            54.97                 35.2
     1996             2.058           31.30            22.68              10.42            64.40                 17.2

10-year increase                                                                                                251.9%

  The value of shares accepted at the time reinvestment occurred was $14.84 for capital gains and $7.13 for income dividends. If capital gains distributions and income dividends had been withdrawn in cash, rather than reinvested, the total dollar amount received would have been $9.94 and $4.71, respectively. The illustrations in this table do not take into account income taxes that might be payable by a shareholder on distributions received or reinvested, or upon sale of the investment. Past results shown in this Prospectus should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. Shares will fluctuate in value, and achievement of objectives cannot be assured. However, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of the investment portfolio.

                  CALCULATION OF AVERAGE ANNUAL TOTAL RETURN
 An investment in shares of the Trust would have provided the average annual compounded rate of return ("Average Annual Total Return") listed below for each of the indicated periods:

                                              Average Annual
              Investment Period                Total Return

One Year Ended December 31, 1996                  17.16%
Five Years Ended December 31, 1996                14.01%
Ten Years Ended December 31, 1996                 13.41%

  Average Annual Total Return is computed as follows. A hypothetical investment of $1,000 ("Invested Amount") is assumed to have been made at the beginning of the investment period, resulting in the purchase of a certain number of shares at the effective net asset value. All income dividend and capital gain distributions made by the Trust over such period are assumed to have been reinvested in additional shares at the then effective net asset value, thereby increasing share holdings. At the end of the investment period, the number of shares then assumed held is multiplied by the ending net asset value, resulting in the amount which the assumed investment would have been worth on redemption at that time ("Redeemed Amount"). The Redeemed Amount is then compared to the Invested Amount, and the average annual compounded rate of return is derived for the period by application of a standard compound interest rate calculation.

                             CENTURY SHARES TRUST
                              One Liberty Square
                         Boston, Massachusetts 02109
                         800-321-1928 or 617-482-3060

                                    PART B
                     STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 30, 1997


    This Statement of Additional Information supplements the Prospectus for the Trust dated April 30, 1997, and should be read in conjunction with the Prospectus, the contents of which are incorporated by reference herein. A copy of the Prospectus may be obtained free of charge from the Trust at the above address. This Statement of Additional Information is not a Prospectus.

                           ------------------------

                              TABLE OF CONTENTS
        Investment Restrictions .................................    2
        Duration of the Trust ...................................    3
        Management of the Trust .................................    3
        Execution of Portfolio Transactions .....................    4
        Investment Performance Information ......................    5
        Other Information .......................................    5
        Computation of Total Offering Price Per Unit ............    6
        Financial Statements ....................................    7

                           ------------------------

                           INVESTMENT RESTRICTIONS
    In pursuing its investment objectives described in the prospectus, the Trust may not:

    (1) Invest in other than

        (a) the shares of the capital stock, or in securities convertible into or evidencing the right to purchase shares of the capital stock of:
            (i) any insurance company, bank or trust company, (ii) any insurance broker or other company engaged in providing services to, or in a business closely related to, the insurance and banking industries,
            (iii) any subsidiary of any company described in clauses (i) or (ii) above, or (iv) any company whose principal business is the management through effective control by direct stock ownership of any company described in clauses (i) or (ii) above; or

        (b) debt instruments of domestic governmental and non-governmental issuers which are of investment grade at the time of purchase.

    (2) Make any investment which would cause (a) more than 5% of the value of the total assets of the Trust to be invested in the securities of any one issuer (such limitation being construed in accordance with the Investment Company Act of 1940 and rules thereunder regarding diversification), or (b) more than 10% of any class of securities of any issuer to be held by the Trust.

    (3) Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to an underwriter or dealer results from such purchase, other than the customary broker's commissions.

    (4) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

    (5) Act as underwriter of securities.

    (6) Make loans.

    (7) Issue senior securities.

    (8) Purchase or sell real estate, commodities, or commodity contracts except such as may be conveyed in connection with a merger, consolidation, reorganization, or in satisfaction of a debt, or incidental to or as a result of other activities of the Trust.

    (9) Borrow money except temporarily and no such borrowing may be made which would cause the outstanding indebtedness of the Trust to exceed 10% of its gross assets (taken at market) or of its liquidating value, whichever is lower. Any such borrowings would be subject to the 300% asset coverage requirement of the Investment Company Act of 1940. If any such borrowing should be made, maintaining this coverage could entail the Trust having to liquidate portfolio securities when it may be disadvantageous to do so.

    (10) Invest for the purpose of exercising control or management.

    (11) Purchase securities on margin or sell short.

    (12) Purchase or retain in its portfolio the securities of an issuer if those officers or Trustees of the Trust owning beneficially more than 1/2% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The basic investment power in the Declaration of Trust and the limitations listed as items (1) to (12) above may not be changed without the vote or written approval of a majority of the outstanding shares of the Trust.

    In response to specific state regulation, the Trustees further have committed, as long as such regulation remains effective:

    (A) to limit investments which are not readily marketable (including "restricted" securities, illiquid assets, unlisted foreign issuer securities and other assets for which a bona fide market does not exist) to 15% of average net assets at the time of purchase;

    (B) to limit investments in warrants, valued at the lower of cost or market, to not more than 5% of the value of the Trust's net assets (including warrants not listed on the New York or American Stock Exchange, which may not exceed 2% of the value of the Trust's net assets); and

    (C) not to invest in oil, gas and other mineral leases.

    Additionally, the Trustees currently have a policy which will not allow investments in convertible securities to exceed 5% of total investments.

                            DURATION OF THE TRUST
    The Declaration of Trust dated March 1, 1928, as amended, provides that the Trust shall continue without limitation of time. No shareholder shall be entitled to put an end to the Trust or to require division of the Trust property except by the redemption of shares as described. The Trustees have the power, with the consent of the holders of a majority of the outstanding shares, to convey the Trust property to new or other Trustees or to a corporation and distribute the net proceeds in kind at valuations fixed by the Trustees pro-rata among the shareholders, or in their discretion turn such proceeds into money, for such distribution, or distribute part in kind and part in money, or (b) sell the whole of the Trust property for money, and distribute the net proceeds pro-rata among the shareholders.

                           MANAGEMENT OF THE TRUST
    The following table provides information regarding each Trustee and officer of the Trust.

NAME, ADDRESS                       POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
AND AGE                             WITH TRUST                     DURING PAST 5 YEARS (A)
----------                          ----------                     ----------------

William O. Bailey                   Trustee                        Terra Nova (Bermuda) Holdings Ltd.
7 Victoria Street                                                    Chaiman, President & CEO
Hamilton, Bermuda                                                    (Insurance Holding Co.)
  Age: 70                                                          MBIA Inc., Director and Former CEO
                                                                     (Insurance Co.)
                                                                   Business Men's Assurance Co. of America,
                                                                     Director

John E. Beard                       Trustee                        Ropes & Gray, Partner (Attorneys)
One International Place
Boston, Massachusetts
  Age: 64

William W. Dyer, Jr.*(a)            Trustee (prior to July, 1994,  Century Capital Management, Inc.
One Liberty Square                    also Vice President)           Vice President and Director
Boston, Massachusetts                                              CCP Capital, Inc., Vice President and
  Age: 62                                                            Director (Management Services)
                                                                   Prior to October, 1994, Massachusetts
                                                                     Fiduciary Advisors, Inc., Director and
                                                                     Senior Vice President (Investment Advisor)

Allan W. Fulkerson*(a)              Chairman of the Trustees       Century Capital Management, Inc.
One Liberty Square                    (Prior to July, 1994, also     President and Director
Boston, Massachusetts                 President and Managing       CCP Capital, Inc., President and Director
  Age: 63                             Trustee)                       (Management Services)
                                                                   Massachusetts Fiduciary Advisors, Inc.
                                                                     President and Director (Investment Advisor)

Ernest E. Monrad                    Trustee                        Northeast Investors Trust
50 Congress Street                                                   Chairman of the Trustees
Boston, Massachusetts                                                (Investment Company)
  Age: 66

Richard F. Cook, Jr. (a)            Secretary                      Century Capital Management, Inc.
One Liberty Square                                                   Vice President, Treasurer, Clerk and
Boston, Massachusetts                                                Director
  Age: 46                                                          CCP Capital, Inc., Vice President, Treasurer,
                                                                     Clerk and Director (Management Services)
                                                                   Massachusetts Fiduciary Advisors, Inc. Senior
                                                                     VP, Treasurer and Clerk
                                                                   (Investment Advisor)

----------
   *Indicates Trustees who are interested persons of the Trust.

(a) Relationships indicated for Messrs. Dyer, Fulkerson and Cook are with entities which might be deemed "affiliated persons" of the Trust.

    During the fiscal year ended December 31, 1996, the following persons received the indicated amounts from the Trust:

                                                                           PENSION OR                TOTAL
                                                                           RETIREMENT             COMPENSATION
                                                   AGGREGATE            BENEFITS ACCRUED           FROM TRUST
                                                  COMPENSATION          AS PART OF TRUST            PAID TO
NAME OF PERSON, POSITION                           FROM TRUST             EXPENSES (A)              TRUSTEES
----------------                                    --------               ----------                ------
William O. Bailey, Trustee                          $16,500                   N/A                   $16,500

John E. Beard, Trustee                              $16,500                   N/A                   $16,500

William W. Dyer, Jr., Trustee (b)                      --                     N/A                      --

Allan W. Fulkerson, Trustee (b)                        --                     N/A                      --

Ernest E. Monrad, Trustee                           $16,500                   N/A                   $16,500

----------
(a) Not applicable. The Trust neither sponsors nor pays pension or retirement benefits to Trustees or officers of the Trust.

(b) Any Trustee of the Trust who is an officer of Century Capital Management, Inc. receives no remuneration from the Trust.

    On April 30, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. As of April 24, 1997, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA, 94104 is the record owner of two accounts with a combined share balance equal to approximately 5.1% of the Trust's outstanding shares. The Trust believes these accounts hold shares beneficially owned by clients of Charles Schwab & Co., Inc. As of April 24, 1997, CUDD & Co., c/o Chase Manhattan Bank NA, 1211 Sixth Avenue, New York, NY, 10036-8701 is the record owner of an account with a share balance equal to approximately 6.4% of the Trust's outstanding shares.

                     EXECUTION OF PORTFOLIO TRANSACTIONS
    Determinations with respect to execution of portfolio transactions are made by the Adviser, under discretionary authority granted by the Trust. The primary consideration in all of the Trust's portfolio transactions is execution at the most favorable prices and in the most effective manner possible. Included among the many relevant factors considered are: the size and type of the transaction, the reputation, experience, and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

    On occasions when more than one broker-dealer firm meets the foregoing criteria for a particular transaction, consideration will be given those firms which supply services that may contribute to the overall performance of the Trust. Such services may include research, quotations and statistical or other information.

    In order to minimize brokerage charges, the Adviser seeks to execute portfolio transactions with a primary market maker in over-the-counter transactions except in those circumstances where better prices and execution are available elsewhere.

    During the years 1996, 1995 and 1994, brokerage commissions were $12,804, $28,585 and $35,342, respectively. The decrease in commissions in 1996 compared to the two prior years was due to a relatively lower amount of transactions requiring brokerage payments.

                      INVESTMENT PERFORMANCE INFORMATION
    The investment performance of the Trust may from time to time be presented in advertisements, shareholder reports or other communications. Such performance may be compared to indexes of groups of unmanaged stocks, such as the Standard and Poor's Stock Indexes and the Dow Jones Averages, or the Consumer Price Index demonstrating changes in the average cost of living. The investment performance of a Fund or such indexes may be calculated, ranked, rated or otherwise described by independent publications or analysts such as Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, Lipper Analytical Services, Inc., Money Magazine, Morningstar, Mutual Fund Forecaster, No Load Fund X, The Value Line Mutual Fund Survey, The Wall Street Journal, and Wiesenberger Investment Companies Service, and such information may also be presented.

    An investment in shares of the Trust would have provided the average annual compounded rate of return ("Average Annual Total Return") listed below for each of the indicated periods:

                                                            AVERAGE ANNUAL
           INVESTMENT PERIOD                                 TOTAL RETURN
           ------------                                        ---------

  One Year Ending December 31, 1996 .......................     17.16%
  Five Years Ending December 31, 1996 .....................     14.01%
  Ten Years Ending December 31, 1996 ......................     13.41%

    Average Annual Total Return is computed as follows. A hypothetical investment of $1,000 ("Invested Amount") is assumed to have been made at the beginning of the investment period, resulting in the purchase of a certain number of shares at the effective net asset value. All income dividend and capital gain distributions made by the Trust over such period are assumed to have been reinvested in additional shares at the then effective net asset value, thereby increasing share holdings. At the end of the investment period, the number of shares then assumed held is multiplied by the ending net asset value, resulting in the amount which the assumed investment would have been worth on redemption at that time ("Redeemed Amount"). The Redeemed Amount is then compared to the Invested Amount, and the average annual compounded rate of return is derived for the period by application of a standard compound interest rate calculation.

    The Average Annual Total Return figures provided above are computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the formula: P(1 T)n = ERV; where P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

                              OTHER INFORMATION
    The Trust was organized in 1928. Wiesenberger Investment Companies Service, 1985 Ed., a recognized independent compilation of mutual fund industry statistics, lists the organization dates of "virtually all mutual funds registered for sale in the United States," and indicates that nine mutual funds in addition to the Trust were organized in or prior to 1928. Several of the largest shareholders of the Trust are insurance companies, owning shares directly or through nominees.

    If the Trust issued its shares to a shareholder in exchange for securities or assets other than cash, such securities or assets would (a) meet the investment objectives and policies of the Trust, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock exchange, or NASDAQ. The immediately preceding sentence is included in response to specific state regulation, to be applicable with respect thereto for as long as such regulation remains effective. State Street Bank and Trust Company, 1 Heritage Drive, North Quincy, Massachusetts, has been designated as custodian of the cash and investment securities of the Trust. The Custodian also is responsible for, among other things, receipt and delivery of the Trust's investment securities as specified in the custodial agreement. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Trust. They are responsible for auditing the Trust's financial statements.

                 COMPUTATION OF TOTAL OFFERING PRICE PER UNIT

    The Statement of Assets and Liabilities -- December 31, 1996, is contained in the Financial Statements set forth on the following pages.

PORTFOLIO OF INVESTMENTS -- December 31, 1996

COMMON STOCKS: INSURANCE COMPANIES -- 91.7%

 SHARES                                                              VALUE
 ------                                                              -----
  50,000  AFLAC Inc. ...........................................  $  2,137,500
  60,000  American General Corp. ...............................     2,452,500
 225,000  American Heritage Life Investment Corp. ..............     5,906,250
 210,000  American International Group, Inc. ...................    22,732,500
 345,000  AON Corp. ............................................    21,433,125
 280,000  The Chubb Corp. ......................................    15,050,000
 253,575  Cincinnati Financial Corp. ...........................    16,450,678
 120,000  General Re Corp. .....................................    18,930,000
  75,000  Marsh & McLennan Companies ...........................     7,800,000
 195,000  MBIA, Inc. ...........................................    19,743,750
 180,000  Mercury General Corp. ................................     9,450,000
 285,000  Ohio Casualty Corp. ..................................    10,117,500
 300,000  The Progressive Corp. ................................    20,212,500
 170,000  Protective Life Corp. ................................     6,778,750
 165,000  Providian Corp. ......................................     8,476,875
 380,000  SAFECO Corp. .........................................    14,986,250
 250,000  St. Paul Companies, Inc. .............................    14,656,250
 265,000  Torchmark Corp. ......................................    13,382,500
 100,000  UNUM Corp. ...........................................     7,225,000
 250,000  USF&G Corp. ..........................................     5,218,750
 150,000  USLIFE Corp. .........................................     4,987,500
                                                                  ------------
                                                                   248,128,178
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 7.1%
  50,000  Banc One Corp. .......................................     2,150,000
 100,000  J.P. Morgan & Co., Inc. ..............................     9,762,500
 130,000  Wachovia Corp. .......................................     7,345,000
                                                                  ------------
                                                                    19,257,500
                                                                  ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 98.8%
  (Identified cost, $79,230,442) ...............................   267,385,678
                                                                  ------------
FIXED INCOME -- 0.4%
  U.S. Treasury Note, 5.625%, due 8/31/97 ......................       998,437
                                                                  ------------
TOTAL FIXED INCOME (Identified cost, $1,030,625) ...............       998,437
                                                                  ------------
CASH EQUIVALENTS -- 0.8%
  State Street Bank and Trust Eurodollar Time Deposit, at cost
    approximating value, maturity 1/2/97                             2,261,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $82,522,067) .......  $270,645,115
                                                                  ============
                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1996
-----------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $82,522,067) ..............      $270,645,115
Dividends and interest receivable ...........................................           547,968
Receivable for Trust shares sold ............................................            39,267
Prepaid expenses ............................................................            10,795
                                                                                    -----------
        Total assets ........................................................       271,243,145
LIABILITIES:
Payable for investments purchased ................................   $177,500
Payable for Trust shares repurchased .............................     65,239
Accrued investment adviser fee (Note 5) ..........................    150,836
Accrued expenses and other liabilities ...........................     68,125
                                                                     --------
        Total liabilities ...................................................           461,700
                                                                                    -----------
NET ASSETS (Note 3) .........................................................      $270,781,445
                                                                                   ============
Per share net asset value, offering price and redemption price
  ($270,781,445 / 8,652,111 shares of $1.00 par value capital stock
    outstanding) (Note 2) ...................................................         $31.30
                                                                                      ======


STATEMENT OF OPERATIONS -- Year Ended December 31, 1996
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends .................................................................  $ 5,677,587
    Interest ..................................................................      540,741
                                                                                 -----------
        Total income ..........................................................    6,218,328
  Expenses:
    Investment adviser fee ........................................  $1,756,532
    Non-interested trustees' remuneration (Note 5) ................      49,500
    Transfer agent ................................................     149,798
    Custodian .....................................................      47,009
    Insurance .....................................................      22,088
    Audit .........................................................      52,702
    Legal .........................................................      21,646
    Registration costs ............................................      44,929
    Printing and other ............................................      61,944
                                                                     ----------
        Total expenses ........................................................    2,206,148
                                                                                 -----------
            Net investment income .............................................    4,012,180
                                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............................    9,627,266
  Increase in net unrealized appreciation of investments ......................   26,491,322
                                                                                 -----------
            Net realized and unrealized gain on investments ...................   36,118,588
                                                                                 -----------
Net increase in net assets resulting from operations ..........................  $40,130,768
                                                                                 ===========

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                    1996                   1995
                                                                 -----------            -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ..................................      $  4,012,180           $  3,656,236
  Net realized gain on investment transactions ...........         9,627,266              8,638,210
  Increase in net unrealized appreciation of investments .        26,491,322             56,383,215
                                                                ------------           ------------
  Net increase in net assets resulting from operations ...        40,130,768             68,677,661
Net equalization (Note 1C) ...............................           (88,887)               (16,684)
Distributions to shareholders from:
  Net investment income ..................................        (3,903,632)            (3,698,990)
  Realized gain from investment transactions .............        (9,336,444)            (8,521,998)
Trust share transactions -- net (Note 2) .................       (23,201,195)             4,837,054
                                                                ------------           ------------
            Total increase ...............................         3,600,610             61,277,043
NET ASSETS:
  At beginning of year ...................................       267,180,835            205,903,792
                                                                ------------           ------------

  At end of year (including accumulated distributions in
    excess of net investment income of $323,276 and
    $234,389, respectively) ..............................      $270,781,445           $267,180,835
                                                                ============           ============

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------
                                             1996            1995            1994            1993            1992
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, beginning of year          $28.07          $21.77          $24.04          $25.68          $21.03
                                            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........         $ 0.46          $ 0.41          $ 0.44          $ 0.43          $ 0.48
  Net realized and unrealized gain
    (loss) on investments .........           4.34            7.22           (1.38)          (0.52)           5.15
                                            ------          ------          ------          ------          ------
      Total income from investment
        operations ................         $ 4.80          $ 7.63          $(0.94)         $(0.09)         $ 5.63
                                            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         $(0.46)         $(0.41)         $(0.45)         $(0.45)         $(0.42)
  Net realized gain on investment
    transactions ..................          (1.11)          (0.92)          (0.88)          (1.10)          (0.56)
                                            ------          ------          ------          ------          ------
      Total distributions .........         $(1.57)         $(1.33)         $(1.33)         $(1.55)         $(0.98)
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, end of year ......         $31.30          $28.07          $21.77          $24.04          $25.68
                                            ======          ======          ======          ======          ======
TOTAL RETURN ......................          17.2%           35.2%          (3.9)%          (0.4)%           27.0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted) ......................       $270,781        $267,181        $205,904        $242,781        $260,265
  Ratio of expenses to average net
    assets ........................          0.82%           0.94%           1.01%           0.82%           0.84%
  Ratio of net investment income to
    average net assets ............          1.49%           1.60%           1.93%           1.72%           1.84%
PORTFOLIO TURNOVER RATE ...........             3%              5%              2%             19%              5%
AVERAGE COMMISSION RATE PAID ......         $.0400

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. In preparing the Financial Statements in conformity with generally accepted accounting principles, management uses estimates in determining the reported amounts of assets, liabilities, revenues and expenses. Actual amounts could differ from those estimates.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

(2) TRUST SHARES -- At December 31, 1996, 8,652,111 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                 YEAR ENDED                         YEAR ENDED
                                             DECEMBER 31, 1996                   DECEMBER 31, 1995
                                     ----------------------------       ----------------------------------
                                       SHARES           AMOUNT            SHARES           AMOUNT
                                     ----------      ------------       ----------       -----------
Sold ..............................     699,331      $ 20,345,429        1,797,676       $47,919,634
Issued to shareholders in
  reinvestment of distributions
  from:
  Net investment income ...........      88,021         2,669,827           96,658         2,568,585
  Realized gain on investment
    transactions ..................     242,250         7,684,171          257,855         7,237,989
                                     ----------      ------------       ----------       -----------
                                      1,029,602        30,699,427        2,152,189        57,726,208
Repurchased .......................  (1,896,822)      (53,900,622)      (2,093,096)      (52,889,154)
                                     ----------      ------------       ----------       -----------
    Net increase (decrease) .......    (867,220)     $(23,201,195)          59,093       $ 4,837,054
                                     ==========      ============       ==========       ===========
(3) SOURCES OF NET ASSETS -- At December 31, 1996, net assets consisted of:
    Capital paid-in ........................................................................  $ 83,069,913
    Accumulated distributions in excess of net investment income ...........................      (323,276)
    Accumulated distributions in excess of net realized gains on investment transactions ...       (88,240)
    Unrealized appreciation in value of investments ........................................   188,123,048
                                                                                              ------------
        Net assets applicable to outstanding capital stock .................................  $270,781,445
                                                                                              ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. The effect of the SOP for the year ended December 31, 1996 was to increase distributions in excess of net investment income by $108,548, increase accumulated distributions in excess of net realized gains by $92,246, and increase capital paid-in by $200,794. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $6,705,559 and $28,702,232, respectively, during the year ended December 31, 1996. At December 31, 1996, the cost of investments for federal tax purposes was $82,610,307. Net unrealized appreciation for all securities at that date was $188,034,808. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $188,066,996 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $32,188.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1996, the fee amounted to $1,756,532. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 17, 1997